Filed pursuant to Rule 497(a)
Registration File No. 333-286914
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USPE | Roadshow Video Transcript Paper Edit

Transcript:

Private Equity is going public.

I’m excited to announce the IPO for USPE, the first-ever private equity (“PE”) fund-of-funds on the New York Stock Exchange.

This marks the beginning of a new era for private equity. Over the last half-century, PE’s exceptional performance has transformed it from a glitzy corner of New York finance into the $10 Trillion global asset class at the core of most institutional portfolios.

At the same time, the way people invest in PE is still stuck in the 70s. Paperwork. Illiquidity. And limited access.

But that is all coming to an end. In May 2025, a small change in regulatory policy opened the door for a step change in efficiency, liquidity, and accessibility.

That step change is USPE. And here is how it works. We take a basket of leading private equity funds, the same exact ones that institutions hold, and package them into a single fund that trades on the New York Stock Exchange. That means you can buy USPE right from your brokerage account in seconds. And sell anytime, just like any other stock.

It’s a model we’ve seen before. Since the first ETF launched in 1993, most major asset classes have received their own exchange traded products, unlocking billions and then trillions in new capital. Now it’s private equity’s turn.

And this policy change opens up the same opportunity for access to venture capital, private credit, hedge funds, and more.

We’re excited for you to join us on this journey to take private markets public as an investor in USPE by Tap.

TCBI Securities, Inc., doing business as Texas Capital Securities, is the Lead Underwriter in connection with the proposed offering of shares of the Fund.

TCBI Securities, Inc. is a FINRA-registered broker-dealer. Member FINRA, SIPC.

TCBI Securities, Inc. is not affiliated with Tap Capital LLC.

Tap Capital LLC serves as the investment adviser of the Fund and is responsible for managing the Fund’s investment portfolio.

Shares are speculative and involve a high degree of risk, including the risks associated with leverage. Shares are appropriate only for investors who can tolerate a high degree of risk and potential illiquidity in adverse market conditions

Disclaimers

This presentation (the “Presentation”) has been prepared by Tap Capital LLC, a Delaware limited liability company (the “Company”), the investment adviser to Tap US Private Equity Fund-of-Funds (the “Fund”). The Company is solely responsible for its contents. Any reproduction or distribution of this Presentation, in whole or in part, without the prior consent of the Company is prohibited. Each person viewing this Presentation agrees to use this Presentation for the sole purpose of evaluating the Fund.

This Presentation includes market data and other statistical information from third party sources, including independent industry publications. The Company believes these third-party sources are reliable as of their respective dates, but has not independently verified the accuracy or completeness of this information, and makes no representation or warranty with respect to the accuracy of such information.

A registration statement on Form N-2 (File No. 333-286914) relating to the offering of the Fund’s shares of common stock (the “Common Shares”) has been filed with the Securities and Exchange Commission (“SEC”), but has not yet become effective. Investors should carefully consider the Fund's investment objectives, risks charges and expenses before investing. The Prospectus contains this and other information about the Fund. The Common Shares may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. The proposed initial public offering (“IPO”) of the Common Shares will be made only by means of a prospectus. Copies of the preliminary prospectus relating to the IPO may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov. The information in the preliminary prospectus and this Presentation is not complete and may be changed.

Except where otherwise indicated, the information herein is provided is based on matters as they exist as of the date of preparation and will not be updated or otherwise revised to reflect subsequent developments. This Presentation does not constitute investment, tax or legal advice.

Any mention of specific partners, brands, or financial institutions is purely illustrative and does not indicate any formal partnership, endorsement, or participation in the offering. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Fund's securities have not been approved or disapproved by the SEC or any other state securities commission or any other regulatory or governmental authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented in this Presentation. Any representation to the contrary is a criminal offense.

This Presentation may contain certain “forward statements,” including statements regarding the  Fund and/or the target investments and the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,”  “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, including the risks described in "Risk Factors" in the Fund’s registration statement on Form N-2, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.